AMENDED AND RESTATED
APPENDIX A TO
MULTIPLE CLASS PLAN
OF
MATTHEWS INTERNATIONAL FUNDS

Matthews Asian Growth and Income Fund

Investor Class Shares

Institutional Class Shares

Matthews Asia Dividend Fund

Investor Class Shares

Institutional Class Shares

Matthews China Dividend Fund

Investor Class Shares

Institutional Class Shares

Matthews Asia Growth Fund

Investor Class Shares

Institutional Class Shares

Matthews Pacific Tiger Fund

Investor Class Shares

Institutional Class Shares

Matthews China Fund

Investor Class Shares

Institutional Class Shares

Matthews India Fund

Investor Class Shares

Institutional Class Shares

Matthews Japan Fund

Investor Class Shares

Institutional Class Shares

Matthews Korea Fund

Investor Class Shares

Institutional Class Shares

Matthews Asia Small Companies Fund

Investor Class Shares

Institutional Class Shares

Matthews China Small Companies Fund

Investor Class Shares

Institutional Class Shares

Matthews Asia Science and Technology Fund

Investor Class Shares

Institutional Class Shares

Matthews Asia Strategic Income Fund

Investor Class Shares

Institutional Class Shares